UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 4, 2023 (May 3, 2023)

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Company held its Annual Meeting on May 3, 2023 in Atlanta, Georgia. As of March 14, 2023, the record date for the Annual Meeting, there were 31,830,549 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 28,466,887 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 89.43% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2024 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:

Proposal 1 – Election of Three Class III Directors

	For	Against	Abstain	Non-Votes
Walter G. Ehmer	22,908,006	1,676,966	1,071,391	2,810,524
Timothy A. Johnson	24,004,594	580,380	1,071,389	2,810,524
Marvonia P. Moore	23,744,726	840,355	1,071,282	2,810,524

Proposal 2 – Approval of a non-binding, advisory resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
23,570,538	1,006,961	1,078,864	2,810,524

Proposal 3 – Ratification of the appointment of Ernst and Young LLP as the Company's independent registered public accounting firm for 2023

For	Against	Abstain	Non-Votes
26,434,902	344,676	1,687,309	—

Proposal 4 – Approval of The Aaron's Company, Inc. Amended and Restated Employee Stock Purchase Plan

For	Against	Abstain	Non-Votes
24,075,043	501,488	1,079,832	2,810,524

Based on the votes set forth above, each of the proposal were approved by the shareholders of the Company.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	May 4, 2023		C. Kelly Wall Chief Financial Officer